SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                              --------------


                                 FORM 8-K

                              CURRENT REPORT


                  PURSUANT TO SECTION 13 OR 15(d) of the
                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): March 9, 1999


                            COMCAST CORPORATION
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)


    Pennsylvania                   0-6983                 23-1709202
   ---------------            ----------------          --------------
   (State or other            (Commission file           (IRS employer
   jurisdiction of                 number)              identification
   incorporation)                                            no.)


         1500 Market Street, Philadelphia, PA           19102
        --------------------------------------------------------
        (Address of principal executive offices)      (Zip Code)


    Registrant's telephone number, including area code  (215) 665-1700



Item 5. Other Events.

               An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 33-50785) originally filed October 27, 1993 and the abbreviated registration statement on Form S-3 to register additional securities, filed March 11, 1999, in each case, by Comcast Corporation (the "Company").

               The Company filed on March 9, 1999 a preliminary prospectus supplement dated March 9, 1999 and filed on March 15, 1999 a final prospectus supplement dated March 11, 1999, in each case pursuant to Rule 424(b) of the Securities Act of 1933, as amended, relating to Exchangeable Extendable Subordinated Debentures due 2029 (the "Debentures", each also referred to as a "PHONES"). The form of such Debentures is filed as an exhibit hereto.

               The form of Debenture states, among other things, (i) that each PHONES is exchangeable at the option of the holder at any time after March 17, 2000, on such terms and conditions as are further prescribed therein and (ii) further that amounts under clause (4) under the definition of "Final Period Distribution" are determined in accordance with the following formula: E x (1-0.05n), which formula is further explained therein.

Item 7. Financial Statements and Exhibits.

               (c) Exhibits.

               4. Form of Exchangeable Extendable Subordinated Debentures Due 2029.


                                 SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated: March 16, 1999                   COMCAST CORPORATION


                                        By: /s/ Arthur R. Block
                                            ---------------------------------
                                        Name: Arthur R. Block
                                        Title: Senior Deputy General Counsel
                                                  and Vice President



                               EXHIBIT INDEX

  Exhibit No.                               Exhibit
       4            Form of Exchangeable Extendable Subordinated Debenture
                    Due 2029